UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On September 30, 2021, Albemarle Corporation (the “Company”) issued a press release announcing Albemarle Lithium UK Limited, a wholly-owned subsidiary of the Company (“Purchaser”), has entered into an agreement pursuant to which Purchaser will acquire, for cash, all of the outstanding equity interests of Guangxi Tianyuan New Energy Materials Co., Ltd. (“Tianyuan”), a company incorporated in Qinzhou City, Guangxi Zhuang Autonomous Region, China (the “Transaction”). A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01.    Other Events.

On September 30, 2021, Purchaser entered into a Sale and Purchase Contract with Guangxi Free Trade Zone Qinzhou Port Area Tianli Shangyuan Enterprise Management Partnership (Limited Partnership) (“Tianli”), the 16 equityholders of Tianli, SVOLT Energy Technology Company Limited, and Tianyuan (the “Agreement”) in order to consummate the Transaction. The Agreement provides that Purchaser will acquire Tianyuan for an aggregate consideration of approximately USD $200 million in cash, subject to certain adjustments in the Agreement.

The Transaction will provide the Company with a lithium salts conversion plant at the commissioning stage, increasing the Company’s production capacity of lithium hydroxide and lithium carbonate.

The Company expects the consummation of the Transaction, which is subject to customary closing conditions, to close in early 2022.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
Some of the information presented in this Current Report on Form 8-K, including, without limitation, information related to the Transaction, plans and anticipated benefits in relation to the Transaction, the targeted close date for the Transaction and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from the views expressed herein. Factors that could cause actual results to differ materially from the outlook expressed or implied in any forward-looking statement include, without limitation: changes in economic and business conditions; changes in priorities, financial, and operating performance of Albemarle’s major customers and industries and markets served by Albemarle; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for Albemarle’s products or the end-user markets in which its products are sold; the availability of financing; the satisfaction of conditions to Completion, including regulatory approvals; the occurrence of regulatory actions, proceedings, claims, or litigation; and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under “Risk Factors” in its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated September 30, 2021, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	September 30, 2021	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel